EXHIBIT 10.2
CONSENT
Dated as of June 18, 2008
     Each of the undersigned, as Guarantor under the Amended and Restated Parent Guaranty dated as of June 16, 2006 (in the case of Leap Wireless International, Inc.) or the Amended and Restated Subsidiary Guaranty dated as of June 16, 2006 (collectively, the “Guaranty”), in each case, in favor of the Administrative Agent and the Lenders party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and the transactions contemplated by such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the obligations to be secured thereunder.

LEAP WIRELESS INTERNATIONAL, INC.
CRICKET LICENSEE (REAUCTION), INC.
CRICKET LICENSEE I, INC.
CHASETEL REAL ESTATE HOLDING COMPANY, INC.
CRICKET ALABAMA PROPERTY COMPANY
CRICKET ARIZONA PROPERTY COMPANY
CRICKET ARKANSAS PROPERTY COMPANY
CRICKET CALIFORNIA PROPERTY COMPANY
CRICKET COLORADO PROPERTY COMPANY
CRICKET FLORIDA PROPERTY COMPANY
CRICKET GEORGIA PROPERTY COMPANY, INC.
CRICKET IDAHO PROPERTY COMPANY
CRICKET ILLINOIS PROPERTY COMPANY
CRICKET INDIANA PROPERTY COMPANY
CRICKET KANSAS PROPERTY COMPANY
CRICKET KENTUCKY PROPERTY COMPANY
CRICKET MICHIGAN PROPERTY COMPANY
CRICKET MINNESOTA PROPERTY COMPANY
CRICKET MISSISSIPPI PROPERTY

COMPANY
CRICKET NEBRASKA PROPERTY COMPANY
CRICKET NEVADA PROPERTY COMPANY
CRICKET NEW MEXICO PROPERTY COMPANY
CRICKET NEW YORK PROPERTY COMPANY, INC.
CRICKET NORTH CAROLINA PROPERTY COMPANY
CRICKET OHIO PROPERTY COMPANY
CRICKET OKLAHOMA PROPERTY COMPANY
CRICKET OREGON PROPERTY COMPANY
CRICKET PENNSYLVANIA PROPERTY COMPANY
CRICKET TEXAS PROPERTY COMPANY
CRICKET UTAH PROPERTY COMPANY
CRICKET WASHINGTON PROPERTY COMPANY
CRICKET WISCONSIN PROPERTY COMPANY

By:	/s/ S. DOUGLAS HUTCHESON
	Name:	S. Douglas Hutcheson
	Title:	CEO

CRICKET LICENSEE 2007, LLC
By:	Cricket Licensee (Reauction), Inc.
Its Manager and sole member

By:	/s/ S. DOUGLAS HUTCHESON
	Name:	S. Douglas Hutcheson
	Title:	CEO

HARGRAY WIRELESS, LLC
By:	Cricket Communications, Inc.
Its Manager and sole member

By:	/s/ S. DOUGLAS HUTCHESON
	Name:	S. Douglas Hutcheson
	Title:	CEO